                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                JANUARY 31, 2003
                Date of Report (Date of earliest event reported)





                      ARABIAN AMERICAN DEVELOPMENT COMPANY
             (Exact name of registrant as specified in its charter)





               DELAWARE                                 0-6247                                75-1256622
     (State or Other Jurisdiction              (Commission File Number)          (I.R.S. Employer Identification No.)
          of Incorporation)



          10830 N. CENTRAL EXPRESSWAY
                   SUITE 175                                    75231
                 DALLAS, TEXAS                                (Zip Code)
    (Address of principal executive offices)



                                 (214) 692-7872
               Registrant's telephone number, including area code




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Item 7. Financial Statements and Exhibits.

(c)      Exhibits.

         (16)     Letter re Change in Certifying Accountant



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ARABIAN AMERICAN DEVELOPMENT COMPANY



                                    By:      /s/ Drew Wilson, Jr.
                                       -----------------------------------------
                                             Drew Wilson, Jr.
                                             Secretary/Treasurer



Date:  February 21, 2003



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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                DESCRIPTION
-------                               -----------
  16                   Letter re Change in Certifying Accountant